                                  Exhibit 99.1

      Series 1997-2 Monthly Certificateholders' Statement for the month of
                                 February 2002

                                                                 Series 1997-2

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

      Date of the Certificate                          March 10, 2002
      Monthly Period ending:                        February 28, 2002
      Determination Date                               March 10, 2002
      Distribution Date                                March 15, 2002

---------------------------------------------------------------------------------------------------------------------------------
                                                               General
=================================================================================================================================

201 Amortization Period                                                                                    No               201
202 Early Amortization Period                                                                              No               202
203 Class A Investor Amount paid in full                                                                   No               203
204 Class B Investor Amount paid in full                                                                   No               204
205 Collateral Indebtedness Amount paid in full                                                            No               205
206 Saks Incorporated is the Servicer                                                                      Yes              206

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                                                            Investor Amount
==================================================================================================================================

                                                                                                        as of the end of
                                                                           as of the end of the            the relevant
                                                                           prior Monthly Period          Monthly Period
                                                                           --------------------         ----------------
207 Series 1997-2 Investor Amount                                             $ 235,300,000     207(a)    $ 235,300,000     207(b)
208 Class A Investor Amount                                                   $ 180,000,000     208(a)    $ 180,000,000     208(b)
209 Class B Investor Amount                                                   $  20,000,000     209(a)    $  20,000,000     209(b)
210 Collateral Indebtedness Amount                                            $  21,000,000     210(a)    $  21,000,000     210(b)
211 Class D Investor Amount                                                   $  14,300,000     211(a)    $  14,300,000     211(b)

212 Series 1997-2 Adjusted Investor Amount                                    $ 235,300,000     212(a)    $ 235,300,000     212(b)
213 Class A Adjusted Investor Amount                                          $ 180,000,000     213(a)    $ 180,000,000     213(b)
214 Principal Account Balance                                                 $           -     214(a)    $           -     214(b)
215 Class B Adjusted Investor Amount                                          $  20,000,000     215(a)    $  20,000,000     215(b)

216 Class A Certificate Rate                                                                                    6.50000%    216
217 Class B Certificate Rate                                                                                    6.69000%    217
218 Collateral Indebtedness Interest Rate                                                                       2.44750%    218
219 Class D Certificate Rate                                                                                    2.72250%    219
220 Weighted average interest rate for Series 1997-2                                                            5.92490%    220

                                                                                                        as of the end of
                                                                              for the relevent            the relevant
                                                                               Monthly Period            Monthly Period
                                                                             -----------------          ----------------
221 Series 1997-2 Investor Percentage with respect to
    Finance Charge Receivables                                                        18.68%    221(a)            20.25%    221(b)
222 Class A                                                                           14.29%    222(a)            15.49%    222(b)
223 Class B                                                                            1.59%    223(a)             1.72%    223(b)
224 Collateral Indebtedness Amount                                                     1.67%    224(a)             1.81%    224(b)
225 Class D                                                                            1.14%    225(a)             1.23%    225(b)

226 Series 1997-2 Investor Percentage with respect to
    Principal Receivables                                                             18.68%    226(a)            20.25%    226(b)
227 Class A                                                                           14.29%    227(a)            15.49%    227(b)
228 Class B                                                                            1.59%    228(a)             1.72%    228(b)
229 Collateral Indebtedness Amount                                                     1.67%    229(a)             1.81%    229(b)
230 Class D                                                                            1.14%    230(a)             1.23%    230(b)

231 Series 1997-2 Investor Percentage with respect to
    Allocable Amounts                                                                 18.68%    231(a)            20.25%    231(b)
232 Class A                                                                           14.29%    232(a)            15.49%    232(b)
233 Class B                                                                            1.59%    233(a)             1.72%    233(b)
234 Collateral Indebtedness Amount                                                     1.67%    234(a)             1.81%    234(b)
235 Class D                                                                            1.14%    235(a)             1.23%    235(b)

                                                                                                                      Page 1 of 5

                                                                                                                     Series 1997-2
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                                                  Series 1997-2 Investor Distributions
==================================================================================================================================
236 The sum of the daily allocations of collections of Principal
    Receivables for the relevant Monthly Period                                                           $           -     236
237 Class A distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                                               $           -     237
238 Class B distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                                               $           -     238
239 Collateral Indebtedness Amount distribution of collections of Principal Receivables per $1,000 of original principal
    amount                                                                                                $           -     239
240 Class D distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                                               $           -     240
241 Class A distribution attributable to interest per $1,000 of
    original principal amount                                                                             $        5.42     241
242 Class B distribution attributable to interest per $1,000 of
    original principal amount                                                                             $        5.58     242
243 Collateral Indebtedness Amount distribution attributable to
    interest per $1,000 of original principal amount                                                      $        1.90     243
244 Class D distribution attributable to interest per $1,000 of
    original principal amount                                                                             $           -     244
245 Monthly Servicing Fee for the next succeeding Distribution
    Date per $1,000 of original principal amount                                                          $        1.67     245

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                                         Collections Allocated to Series 1997-2
==================================================================================================================================

246 Series allocation of collections of Principal Receivables                                             $  44,747,935     246
247 Class A                                                                                               $  34,231,315     247
248 Class B                                                                                               $   3,803,479     248
249 Collateral Indebtedness Amount                                                                        $   3,993,653     249
250 Class D                                                                                               $   2,719,488     250
251 Series allocation of collections of Finance Charge Receivables                                        $   4,510,301     251
252 Class A                                                                                               $   3,450,294     252
253 Class B                                                                                               $     383,366     253
254 Collateral Indebtedness Amount                                                                        $     402,534     254
255 Class D                                                                                               $     274,107     255

    Available Funds
    ---------------
256 Class A Available Funds                                                                               $   3,450,294     256
257 The amount to be withdrawn from the Reserve Account to
    be included in Class A Available funds                                                                $           -     257
258 Principal Investment Proceeds to be included in Class A
    Available Funds                                                                                       $           -     258
259 The amount of investment earnings on amounts held in the
    Reserve Account to be included in Class A Available funds                                             $           -     259
260 Class B Available Funds                                                                               $     383,366     260
261 The amount to be withdrawn from the Reserve Account to be included in
    Class B Available funds                                                                               $           -     261
262 Principal Investment Proceeds to be included in Class B Available Funds                               $           -     262
263 The amount of investment earnings on amounts held in the Reserve
    Account to be included in Class B Available funds                                                     $           -     263
264 Collateral Available Funds                                                                            $     402,534     264
265 Class D Available Funds                                                                               $     274,107     265

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                                                        Application of Collections
==================================================================================================================================

    Class A
    -------
266 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
    paid on a prior Distribution date                                                                     $     975,000     266

                                                                                                                    Page 2 of 5


                                                                                                                     Series 1997-2

267 If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution
    Date                                                                                                  $           -     267
268 Class A Allocable Amount                                                                              $     773,226     268
269 An amount to be included in the Excess Spread                                                         $   1,702,068     269

    Class B
    -------
270 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that
    were due but not paid on a prior Distribution date                                                    $     111,500     270
271 If Saks Incorporated is no longer the Servicer, an amount equal to Class B
    Servicing fee for the related Distribution Date                                                       $           -     271
272 An amount to be included in the Excess Spread                                                         $     271,866     272

    Collateral
    ----------
273 If Saks Incorporated is no longer the Servicer, an amount equal to Collateral Servicing fee for the related Distribution
    Date                                                                                                  $           -     273
274 An amount to be included in the Excess Spread                                                         $     402,534     274

    Class D
    -------
275 If Saks Incorporated is no longer the Servicer, an amount equal to Class D Servicing fee for the related
    Distribution Date                                                                                     $           -     275
276 An amount to be included in the Excess Spread                                                         $     274,107     276

277 Available Excess Spread                                                                               $   2,650,575     277
278 Available Shared Excess Finance Charge Collections                                                    $           -     278
279 Total Cash Flow available for 1997-2 waterfall                                                        $   2,650,575     279

280 Class A Required Amount is to be used to fund any
    deficiency in line266, line267 and line268                                                            $           -     280
281 The aggregate amount of Class A Investor Charge Offs
    which have not been previously reimbursed                                                             $           -     281
282 Class B Required Amount to the extent attributable to
    line270, and line271                                                                                  $           -     282
283 Class B Allocable Amount                                                                              $      85,914     283
284 Any remaining portion of the Class B Required Amount                                                  $           -     284
285 An amount equal to any unreimbursed reductions of the
    Class B Investor Amount, if any, due to: (i) Class B Investor
    Charge Offs; (ii) Reallocated Principal Collections; (iii)
    reallocations of the Class B Investor Amount
    to the Class A Investor Amount                                                                        $           -     285
286 Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid to the Collateral Indebtedness Holder plus Collateral
    Additional Interest                                                                                   $      39,976     286
287 Class A Servicing Fee plus Class B Servicing Fee plus
    Collateral Servicing Fee due for the relevant Monthly Period
    and not paid above                                                                                    $     368,333     287
288 Class A Servicing Fee plus Class B Servicing Fee plus
    Collateral Servicing Fee due but not distributed to
    the Servicer for prior Monthly Periods                                                                $           -     288

289 Collateral Allocable Amount                                                                           $      90,210     289
290 Any unreimbursed reductions of the Collateral Indebtedness
    Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii)
    Reallocated Principal Collections; (iii) reallocations of the
    CIA to the Class A or Class B Investor Amount                                                         $           -     290
291 The excess, if any, of the Required Cash Collateral Amount
    over the Available Collateral Amount                                                                  $           -     291
292 An amount equal to Class D Monthly Interest due but not
    paid to the Class D Certificateholders plus Class D
    Additional Interest                                                                                   $      30,280     292
293 Class D Servicing Fee due for the relevant Monthly Period
    and not paid above                                                                                    $      23,833     293
294 Class D Servicing Fee due but not distributed to the Servicer
    for prior Monthly Periods                                                                             $           -     294
295 Class D Allocable Amount                                                                              $      61,429     295
296 Any unreimbursed reductions of the Class D Investor
    Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated
    Principal Collections; (iii) reallocations of the Class D Investor Amount to
    the Class A or Class B Investor Amount or CIA                                                         $           -     296
297 Aggregate amount of any other amounts due to the
    Collateral Indebtedness Holder pursuant to the Loan
    Agreement                                                                                             $           -     297
298 Excess, if any, of the Required Reserve Account Amount
    over the amount on deposit in the Reserve Account                                                     $           -     298
299 Shared Excess Finance Charge Collections                                                              $   1,950,600     299

                                                                                                                    Page 3 of 5



                                                                                                                     Series 1997-2
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                                                    Determination of Monthly Principal
==================================================================================================================================
300 Class A Monthly Principal (the least of line#301, line#302
    and line#208)                                                                                         $           -     300

301 Available Principal Collections held in the Collection
    Account                                                                                               $  44,747,935     301
302 Class A Accumulation Amount                                                                           $           -     302

303 Class B Monthly Principal (the least of line#304, line#305
    and line#209) (distributable only after payout of Class A)                                            $           -     303
304 Available Principal Collections held in the Collection Account less portion
    of such Collections applied to Class A Monthly Principal                                              $  44,747,935     304
305 Class B Accumulation Amount                                                                           $           -     305

306 Collateral Monthly Principal (prior to payout of Class B)
    (the least of line#307 and line#308)                                                                  $           -     306
307 Available Principal Collections held in the Collection Account less portion
    of such Collections applied to Class A and Class B Monthly Principal                                  $  44,747,935     307
308 Enhancement Surplus                                                                                   $           -     308

309 Class D Monthly Principal                                                                             $           -     309
310 Available Principal Collections held in the Collection
    Account less portion of such Collections applied
    to Class A, Class B or collateral Monthly Principal                                                   $  44,747,935     310

----------------------------------------------------------------------------------------------------------------------------------
                                                     Available Enhancement Amount
==================================================================================================================================

311 Available Enhancement Amount                                                                          $  35,300,000     311
312 Amount on Deposit in the Cash Collateral Account                                                      $           -     312

----------------------------------------------------------------------------------------------------------------------------------
                                                   Reallocated Principal Collections
==================================================================================================================================

313 Reallocated Principal Collections                                                                     $           -     313
314 Class D Principal Collections (to the extent needed to fund Required Amounts)                         $           -     314
315 Collateral Principal Collections (to the extent needed to fund Required Amounts)                      $           -     315
316 Class B Principal Collections (to the extent needed to fund Required Amounts)                         $           -     316

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                                   Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==================================================================================================================================

                                                                                   %                         Amount
                                                                                ------                    -------------
317 Series 1997-2 Default Amount                                                18.68%         317(a)     $   1,010,778     317(b)
318 Class A Investor Default Amount                                             14.29%         318(a)     $     773,226     318(b)
319 Class B Investor Default Amount                                              1.59%         319(a)     $      85,914     319(b)
320 Collateral Default Amount                                                    1.67%         320(a)     $      90,210     320(b)
321 Class D Investor Default Amount                                              1.14%         321(a)     $      61,429     321(b)

322 Series 1997-2 Adjustment Amount                                                                       $           -     322
323 Class A Adjustment Amount                                                                             $           -     323
324 Class B Adjustment Amount                                                                             $           -     324
325 Collateral Adjustment Amount                                                                          $           -     325
326 Class D Adjustment Amount                                                                             $           -     326

327 Series 1997-2 Allocable Amount                                                                        $   1,010,778     327
328 Class A Allocable Amount                                                                              $     773,226     328
329 Class B Allocable Amount                                                                              $      85,914     329
330 Collateral Allocable Amount                                                                           $      90,210     330
331 Class D Allocable Amount                                                                              $      61,429     331

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                                                                Required Amounts
==================================================================================================================================

332 Class A Required Amount                                                                               $           -     332
333 Class A Monthly Interest for current Distribution Date                                                $     975,000     333
334 Class A Monthly Interest previously due but not paid                                                  $           -     334
335 Class A Additional Interest for prior Monthly Period or
    previously due but not paid                                                                           $           -     335
336 Class A Allocable Amount for current Distribution Date                                                $           -     336
337 Class A Servicing Fee (if Saks Incorporated is no longer the
    Servicer)                                                                                             $           -     337

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

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
                                                                                                                    Series 1997-2

338 Class B Required Amount                                                                               $           -     338
339 Class B Monthly Interest for current Distribution Date                                                $     111,500     339
340 Class B Monthly Interest previously due but not paid                                                  $           -     340
341 Class B Additional Interest for prior Monthly Period or
    previously due but not paid                                                                           $           -     341
342 Class B Servicing Fee (if Saks Incorporated is no longer the
    Servicer)                                                                                             $           -     342
343 Excess of Class B Allocable Amount over funds available to
    make payments                                                                                         $           -     343

344 Collateral Required Amount                                                                            $           -     344
345 Collateral Monthly Interest for current Distribution Date                                             $      39,976     345
346 Collateral Monthly Interest previously due but not paid                                               $           -     346
347 Collateral Additional Interest for prior Monthly Period or
    previously due but not paid                                                                           $           -     347
348 Collateral Servicing Fee (if Saks Incorporated is no longer
    the Servicer)                                                                                         $           -     348
349 Excess of Collateral Allocable Amount over funds available
    to make payments                                                                                      $           -     349

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                                                     Reduction of Investor Amounts
==================================================================================================================================

    Class A
    -------
350 Class A Investor Amount reduction                                                                     $           -    350
351 Class A Investor Charge Off                                                                           $           -    351
352 Reductions of the Class A Investor Amount                                                             $           -    352
    Class B
    -------
353 Class B Investor Amount reduction                                                                     $           -    353
354 Class B Investor Charge Off                                                                           $           -    354
355 Reductions of the Class B Investor Amount                                                             $           -    355
356 Reallocated Principal Collections applied to Class A                                                  $           -    356
    Collateral
    ----------
357 Collateral Indebtedness Amount reduction                                                              $           -    357
358 Collateral Indebtedness Amount Charge Off                                                             $           -    358
359 Reductions of the Collateral Indebtedness Amount                                                      $           -    359
360 Reallocated Principal Collections applied to Class B                                                  $           -    360
    Class D
    -------
361 Class D Investor Amount reduction                                                                     $           -    361
362 Class D Investor Charge Off                                                                           $           -    362
363 Reductions of the Class D Investor Amount                                                             $           -    363
364 Reallocated Principal Collections applied to Collateral Indebtedness Amount                           $           -    364


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                                                                   Servicing Fee
==================================================================================================================================

365 Series 1997-2 Servicing Fee                                                                           $     392,167     365
366 Class A Servicing Fee                                                                                 $     300,000     366
367 Class B Servicing Fee                                                                                 $      33,333     367
368 Collateral Servicing Fee                                                                              $      35,000     368
369 Class D Servicing Fee                                                                                 $      23,833     369

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                                                                 Reserve Account
==================================================================================================================================

370 Required Reserve Account Amount (if applicable)                                                                 N/A     370
371 Reserve Account Reinvestment Rate (if applicable)                                                               N/A     371
372 Reserve Account balance                                                                               $           -     372

373 Accumulation Period Length                                                                                2 months      373


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of March, 2002.

Saks Incorporated,
as Servicer

By /s/ Scott A. Honnold
   ----------------------
Name:  Scott A. Honnold
Title: Vice President and Treasurer

                                                                  Page 5 of 5